FIRST AMENDMENT TO MORTGAGE, ASSIGNMENT OF
             LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

FIRST AMENDMENT TO MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING dated as of December __, 1996 (as the same may be amended or otherwise modified from time to time, this "Amendment") by and between CORPORATE REALTY INCOME FUND I, L.P., a Delaware limited partnership (the "Mortgagor"), having an office at 406 East 85th Street, New York, New York 10028, and FLEET BANK, NATIONAL ASSOCIATION, a national banking association (the "Mortgagee"), having an office at 56 East 42nd Street, New York, New York 10017.

                              W I T N E S S E T H:

     WHEREAS, the Mortgagor executed and delivered to the Mortgagee that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated September 26, 1996 (as the same may be amended or otherwise modified from time to time, the "Mortgage") covering all of the Mortgagor's estate in and to all that tract or parcel of land situate, lying and being in the County of Oklahoma, State of Oklahoma, and more particularly described in EXHIBIT A annexed to and made a part of this Amendment;

     WHEREAS, the Mortgage was recorded by the Recorder of Deeds of the ___________________ on ____________________, 1996 in Book _________ at Page
__________;

     WHEREAS, the Mortgagor and the Mortgagee are also parties to a Loan Agreement dated as of September 26, 1996 (as the same may be amended or otherwise modified from time to time, (the "Loan Agreement") and, pursuant to the Loan Agreement, the Mortgagee has agreed to lend up to $24,000,000 to the Mortgagor, and, to evidence such loans, the Mortgagor executed and delivered to the Mortgagee the Note;

     WHEREAS, payment of the indebtedness of the Mortgagor evidenced by the Note is secured by the Mortgage;

     WHEREAS, the Mortgagor and Mortgagee are simultaneously herewith entering into a First Amendment to Loan Agreement and Note for the purpose, among others, of increasing the principal amount of the Note from $24,000,000 to $44,000,000; and

     WHEREAS, it is a condition precedent to the effectiveness of the First Amendment to Loan Agreement and Note that each of the parties hereto shall have executed and delivered

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this Amendment, thereby amending the Mortgage and each of the parties hereto is willing to do so.

     NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

     1. All capitalized terms used herein without definition and which are defined in the Mortgage are used herein with the meanings assigned to such terms in the Mortgage.

     2. The description in the Mortgage to the Note being in the principal amount of $24,000,000 are hereby amended so that all of such references shall be to a Note in the principal amount of $44,000,000.

     3. The granting clauses of the Mortgage are hereby restated in their entirety and incorporated herein and the Mortgagor hereby ratifies and restates such granting clauses as incorporated herein.

     4. The Mortgage, as modified by this Amendment, and all covenants of the Mortgagor made in the Mortgage are hereby ratified and confirmed by the Mortgagor in all respects, and the Mortgage, as so modified, shall continue in full force and effect in accordance with its terms.



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     IN WITNESS WHEREOF, each of the parties has caused these presents to be signed and attested, all as of the day and year first above written.



ATTEST:                             CORPORATE REALTY INCOME FUND I, L.P.





_____________________               By: __________________________________
                                        Robert F. Gossett, Jr.,

                                        General Partner



                                    By: 1345 Realty Corporation,

                                        General Partner





                                    By: ________________________________
                                        Robert F. Gossett, Jr.,President





ATTEST:                             FLEET BANK, NATIONAL ASSOCIATION





____________________                By:_______________________________
                                       Title:



                                        3

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STATE OF NEW YORK   )

                    )  ss.:

COUNTY OF NEW YORK  )



     On the ___ day of December, 1996, before me personally came ROBERT F. GOSSETT, JR., to me known, who, being by me duly sworn, did depose and say that he resides at 406 East 85th Street, New York, New York 10028; that he is the President of 1345 Realty Corporation, the corporation described in and which executed the foregoing instrument as a general partner of Corporate Realty Income Fund I, L.P.; and that he signed his name thereto by order of the board of directors of said corporation and as and for the act and deed of said corporation and partnership.




                                             ___________________________________
                                             NOTARY PUBLIC



STATE OF NEW YORK   )

                    )  ss.:

COUNTY OF NEW YORK  )



     On the ____day of December, 1996, before me personally came ROBERT F. GOSSETT, JR., to me known, who, being by me duly sworn, did depose and say that he resides at 406 East 85th Street, New York, New York 10028; that he is a general partner of Corporate Realty Fund I, L.P., as described in the foregoing instrument; and that he signed his name thereto as and for the act and deed of said partnership.




                                             ___________________________________
                                             NOTARY PUBLIC



                                        4

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STATE OF NEW YORK   )

                    )  ss.:

COUNTY OF NEW YORK  )



     On the ____day of December, 1996, before me personally came James Mirman, to me known, who, being by me duly sworn, did depose and say that he resides at 56 East 42nd Street, New York, New York 10017; that he is a Vice President of Fleet Bank, National Association; and that he signed his name thereto as and for the act and deed of Fleet Bank, National Association.




                                             ___________________________________
                                             NOTARY PUBLIC



                                        5
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SECTION: 2
BLOCK:   1
LOT:     1
COUNTY:  Oklahoma





                                                   Date: As of December __, 1996





                   FIRST AMENDMENT TO MORTGAGE, ASSIGNMENT OF
             LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING


                                 by and between


                      CORPORATE REALTY INCOME FUND I, L.P.


                                  ("Mortgagor")


                               having an office at
                              406 East 85th Street
                            New York, New York 10028


                                       and


                        FLEET BANK, NATIONAL ASSOCIATION


                         having its principal office at
                               56 East 42nd Street
                            New York, New York 10017


                                  ("Mortgagee")


       This instrument prepared by, and after recording please return to:


                                 Loeb & Loeb LLP
                                 345 Park Avenue
                          New York, New York 10154-0037
                       Attention: Kenneth D. Freeman, Esq.

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